UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2020

Date of reporting period:	8/31/2020

Item 1 – Reports to Stockholders

PGIM CALIFORNIA MUNI INCOME FUND

ANNUAL REPORT

AUGUST 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM California Muni Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and early summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM California Muni Income Fund

October 15, 2020

PGIM California Muni Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception
Class A
(with sales charges)	–2.12	2.57	3.45	—
(without sales charges)	1.17	3.25	3.80	—
Class C
(with sales charges)	–0.63	2.45	3.02	—
(without sales charges)	0.36	2.45	3.02	—
Class Z
(without sales charges)	1.46	3.48	4.05	—
Class R6
(without sales charges)	1.46	N/A	N/A	3.77 (10/26/17)
Bloomberg Barclays Municipal Bond Index
	3.24	3.99	3.98	—
Bloomberg Barclays California 1-15 Year Municipal Intermediate Index
	3.35	—	—	—

Average Annual Total Returns as of 8/31/20 Since Inception (%)
				Class R6 (10/26/17)
Bloomberg Barclays Municipal Bond Index				4.44
Bloomberg Barclays California 1-15 Year Municipal Intermediate Index				3.73

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2010) and the account values at the end of the current fiscal year (August 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM California Muni Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Bloomberg Barclays California 1–15 Yr Municipal Intermediate Index—The Bloomberg Barclays California 1-15 Yr Municipal Intermediate Index is a subset of the Bloomberg Barclays U.S. Municipal Index that covers the USD-denominated long-term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The Index contains bonds with maturities between 1 and 15 years issued by municipalities in California.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/20 (%)
AAA	5.3
AA	46.6
A	20.3
BBB	14.8
BB	2.1
CC	0.4
Not Rated	8.6
Cash/Cash Equivalents	1.9
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%
Class A	0.29	0.56	1.02	1.09	0.47	0.86	0.92
Class C	0.21	–0.23	–0.42	–0.45	–0.33	–0.61	–0.64
Class Z	0.32	0.92	1.68	1.79	0.71	1.30	1.38
Class R6	0.32	0.93	1.70	1.81	0.71	1.30	1.38

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

PGIM California Muni Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM California Muni Income Fund’s Class Z shares returned 1.46% in the 12-month reporting period that ended August 31, 2020, underperforming the 3.35% return of the Bloomberg Barclays California 1-15 Year Municipal Intermediate Index.

What were the market conditions?

•

During the first half of the reporting period, municipal securities exhibited solid performance as mutual funds experienced record inflows. As the COVID-19 crisis intensified in March 2020, municipal fund flows reversed course with net outflows year-to-date into May. The financial markets were under intense pressure with the municipal bond market no exception. Liquidity was challenging during the outflow cycle, but the Fund weathered the storm in part by having sufficient liquid holdings, including pre-refunded municipal bonds. (A pre-refunded municipal bond is a bond that the issuer decided to redeem from the bondholder at a future call date, with principal payment already funded in a collateral account). The federal government, including the Federal Reserve (the Fed), took unprecedented steps to restore confidence in the financial markets, including implementing the Municipal Liquidity Facility to help state and local governments better access liquidity to fund budgets. Fund flows once again reversed course later in May and were solidly in positive territory at the end of the period.

•

On the issuance front, tax-exempt supply was manageable during the period, contributing to a favorable supply/demand environment for much of that time. For the full period, municipal bonds underperformed Treasury bonds across the yield curve.

•

During the reporting period, the Fed lowered the federal funds rate four times by a total of 200 basis points (bps) to a range of 0.00%-0.25%. (One basis point equals 0.01%.) The Fed cut rates by 150 bps in March 2020 in response to COVID-19’s impact on the economy. The municipal yield curve between five-year and 30-year maturities steepened during the period as short-end rates declined more than rates on the long end.

•

California’s fiscal picture deteriorated abruptly with the onset of the COVID-19 pandemic. As a result of state shutdown orders, unemployment spiked to 16.4% in both April and May 2020 from 3.9% in February. Budget projections assume non-farm employment will decline by 8.9% in 2020 before stabilizing at 0.6% growth in 2021, resulting in average unemployment rates of 18% in 2020 and 17.6% in 2021.

•

The resulting $54.3 billion fiscal 2021 budget gap was closed through the cancellation of new initiatives and proposed program expansions, draws from reserves, loans from special funds, and temporary revenue increases. This includes $24.1 billion of non-recurring solutions, resulting in a structural budget gap equal to 18% of expenditures.

•	Favorably, the state’s financial condition was strong coming into the crisis, reflecting its willingness to implement new revenues while maintaining spending restraint following

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the Great Recession of 2008-09. Governance improvements in recent years should allow the state to more effectively address projected budget gaps than in past downturns and to restore financial flexibility as the economy recovers given constitutional requirements to make formula-driven deposits to the rainy day fund once revenues recover.

What worked?

•

The Fund’s longer duration versus the Index contributed positively to performance as yields fell across the curve during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in tobacco settlement bonds versus the Index contributed positively to performance as the sector outperformed.

What didn’t work?

•

The Fund’s overweight in long-term municipal bonds versus those in the Index detracted from performance as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities widened.

•	The Fund’s exposure to certain transportation bonds, including airports, detracted as spreads widened during the period.

•	The Fund’s overweight in Puerto Rico credits versus the Index was a negative as spreads widened.

•	The Fund’s underweight to California general obligation bonds versus the Index detracted from performance as spreads on the bonds outperformed during the period.

Did the Fund use derivatives?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a neutral impact on performance during the period.

Current outlook

•

Looking ahead, PGIM Fixed Income expects municipal market technicals (supply and demand) to weaken compared to where they were during the summer; but given the robust taxable issuance to refund tax-exempt debt, tax-exempt supply is expected to be manageable. In PGIM Fixed Income’s view, a stable-to-low rate environment should be supportive of continued mutual fund flows, with the relatively steep municipal yield curve presenting attractive opportunities longer on the curve with the expectation that the muni curve will flatten.

•

While the fundamental, long-term credit profile for most municipal sectors is stable, the short-term outlook has weakened. Uncertainty regarding the depth and duration of the economic downturn and the ultimate impact on muni credit continues to weigh on segments of the market. Federal support has helped stabilize the market, but additional federal stimulus will be required to prevent deep expenditure cuts and increased borrowing as budget gaps persist for many states and localities.

PGIM California Muni Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM California Muni Income Fund		Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$982.30	0.81%	$4.04
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12
Class C	Actual	$1,000.00	$978.30	1.62%	$8.06
	Hypothetical	$1,000.00	$1,016.99	1.62%	$8.21
Class Z	Actual	$1,000.00	$984.10	0.45%	$2.24
	Hypothetical	$1,000.00	$1,022.87	0.45%	$2.29
Class R6	Actual	$1,000.00	$984.10	0.43%	$2.14
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM California Muni Income Fund	11

Schedule of Investments

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.0%

MUNICIPAL BONDS
Abag Fin. Auth. For Nonprofit Corp. Rev.,
Episcopal Sr. Cmnty., Rfdg.	6.125%		07/01/41	475	$490,651
Sharp Healthcare, Series A, Rfdg.	5.000		08/01/43	2,000	2,219,460
Alameda Corridor Trans. Auth. Rev.,
Second Sub. Lien, Series B, Rfdg.	5.000		10/01/34	2,150	2,465,082
Second Sub. Lien, Series B, Rfdg.	5.000		10/01/37	700	799,890
Sr. Lien, Series A, Rfdg.	5.000		10/01/20	270	270,932
Sr. Lien, Series A, Rfdg., AGM	5.000		10/01/28	1,000	1,118,090
Anaheim Calif. Pub. Fing. Auth. Rev., Series A, Rfdg.	5.000		05/01/39	1,000	1,131,000
Bay Area Toll Auth. Rev.,
Rfdg.	5.000		04/01/27	1,130	1,449,643
Rfdg.	5.000		04/01/28	815	1,070,828
Series F-1	5.000		04/01/56	1,000	1,198,490
Series F-1, Rfdg. (Pre-refunded date 04/01/24)(ee)	5.000		04/01/54	1,000	1,168,680
California Cnty. Tob. Secur. Agcy. Rev.,
Conv. Bonds, Asset Bkd., Series B, Rfdg.	5.100		06/01/28	700	700,084
Sr. Series A, Rfdg.	5.000		06/01/27	525	659,043
Sr. Series A, Rfdg.	5.000		06/01/28	705	902,626
Sr. Series A, Rfdg.	5.000		06/01/30	930	1,232,389
California Edl. Facs. Auth. Rev., Pepperdine Univ., Rfdg.	5.000		10/01/49	2,000	2,364,680
California Hlth. Facs. Fing. Auth. Rev.,
Cedars Sinai Med. Ctr., Rfdg.	5.000		11/15/25	725	891,757
Cedars Sinai Med. Ctr., Rfdg.	5.000		11/15/33	1,000	1,198,780
Cedars Sinai Med. Ctr., Series A	5.000		08/15/25	250	305,200
Kaiser Permanente, Series C (Mandatory put date 11/01/29)	5.000	(cc)	06/01/41	1,130	1,513,127
Kaiser Permanente, Sub. Series A-2, Rfdg.	4.000		11/01/44	3,045	3,401,569
Providence Hlth. Svcs., Series A, Rfdg.	5.000		10/01/27	250	293,065
Providence St. Joseph, Hlth. Proj., Series C, Rfdg.
(Mandatory put date 10/01/25)	5.000	(cc)	10/01/39	805	977,536
Stanford Healthcare, Series A	5.000		08/15/54	1,000	1,155,790
Sutter Hlth., Series D, Rfdg.	5.250		08/15/31	1,105	1,152,946
Var. St. Joseph Hlth. Sys., Series C, Rmkt. Rfdg. (Mandatory put date 10/18/22)	5.000	(cc)	07/01/34	250	273,295
California Muni. Fin. Auth. Rev.,
Amern. Heritage Ed., Series A, Rfdg.	4.000		06/01/26	740	800,517
CHF-Davis I, LLC, West Village Student Hsg. Proj.	5.000		05/15/23	495	537,704
CHF-Davis I, LLC, West Village Student Hsg.
Proj., BAM, TCRs	5.000		05/15/29	760	897,165
Series A, 144A	5.500		06/01/48	250	264,605
Sr. Lien-LINXS APM Proj., Series A, AMT	5.000		12/31/43	2,500	2,867,100

See Notes to Financial Statements.

PGIM California Muni Income Fund	13

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
California Muni. Fin. Auth. Rev., (cont’d.)
UCR North Dist. Phase 1 Student Hsg. Proj., BAM	5.000%		05/15/27		750	$877,808
Var. Exxonmobil Proj., Rfdg., FRDD	0.050	(cc)	12/01/29		2,875	2,875,000
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev.,
American Wtr. Cap. Proj., Rfdg. (Mandatory put date 09/01/23)	0.600	(cc)	08/01/40		500	499,475
Green Bond-Calplant I Proj., AMT, 144A	7.000		07/01/22	(d)	250	145,000
Green Bond-Calplant I Proj., AMT, 144A	8.000		07/01/39	(d)	500	290,000
Var. Rep. Svcs., Series A, Rmkt. Rfdg., AMT (Mandatory put date 11/02/20), 144A	0.500	(cc)	08/01/23		750	731,961
California Sch. Fin. Auth. Chrt. Sch. Rev.,
Alliance CLG-Ready Pub. Schs., Series A, 144A	5.000		07/01/45		1,000	1,110,470
Alliance CLG-Ready Pub. Schs., Series A, Rfdg., 144A	4.000		07/01/26		300	330,714
Green Dot Pub. Sch. Proj., Series A, 144A	5.000		08/01/45		610	666,968
Kipp. LA. Proj., Series A, 144A	5.000		07/01/45		1,000	1,108,980
Kipp. LA. Proj., Series A, 144A	5.000		07/01/47		1,130	1,289,047
Kipp. Socal Pub. Schs., Series A, 144A	5.000		07/01/49		1,000	1,176,520
California St.,
GO	5.000		03/01/45		2,000	2,319,660
GO	5.250		11/01/40		750	755,723
GO, Rfdg.	3.250		04/01/45		1,000	1,091,990
GO, Rfdg.	5.000		08/01/28		1,565	2,015,892
GO, Rfdg.	5.000		08/01/45		1,500	1,753,860
GO, Rfdg.	5.000		08/01/46		1,500	1,797,990
Unrefunded Balance, GO	5.500		04/01/30		5	5,021
Var. Purp., GO	3.000		03/01/28		2,000	2,340,820
Var. Purp., GO	4.000		04/01/49		2,000	2,324,900
Var. Purp., GO	5.250		04/01/35		1,250	1,343,275
Var. Purp., GO	6.000		03/01/33		925	929,523
Var. Purp., GO, Rfdg.	5.000		09/01/41		5,000	5,210,900
Var. Purp., GO, Rfdg.	5.000		10/01/41		1,250	1,306,963
Var. Purp., GO, Rfdg.	5.000		10/01/47		2,000	2,391,040
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Projs., Series D	5.000		12/01/31		1,000	1,057,340
California St. Univ. Rev., Series A, Systemwide, Rfdg. (Pre-refunded date 11/01/21)(ee)	5.000		11/01/37		1,250	1,319,625
California Statewide Cmntys. Dev. Auth., Spl. Tax, Cmnty. Facs. Dist. #97-1, CABS	2.566	(s)	09/01/22		745	707,906
California Statewide Cmntys. Dev. Auth. Rev.,
899 Charleston Proj., Series A, Rfdg., 144A	5.250		11/01/44		250	257,678
CHF Irvine LLC, Rfdg.	5.000		05/15/27		685	790,428
CHF Irvine LLC, Rfdg.	5.000		05/15/28		2,000	2,302,400
Emanate Hlth., Series A	5.000		04/01/26		570	698,370
Loma Linda Univ. Med. Ctr., Series A, 144A	5.250		12/01/56		1,000	1,080,950

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
California Statewide Cmntys. Dev. Auth. Rev., (cont’d.)
Loma Linda Univ. Med. Ctr., Series A, Rfdg.	5.250%		12/01/44	1,585	$1,687,534
Methodist Hosp. of Southern CA Proj.	5.000		01/01/22	200	210,628
Methodist Hosp. of Southern CA Proj.	5.000		01/01/23	500	546,100
Methodist Hosp. of Southern CA Proj.	5.000		01/01/24	450	508,392
Methodist Hosp. of Southern CA Proj.	5.000		01/01/48	1,975	2,252,290
Chino Basin Regl. Fing. Auth. Rev., NTS, Series B	4.000		11/01/25	1,000	1,183,080
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas, Series D, Rmkt., Rfdg.	5.875		01/01/34	1,000	1,004,060
Chula Vista Muni. Fing. Auth., Spl. Tax, Rfdg.	5.000		09/01/21	500	520,475
Fontana Spl. Tax, Cmnty. Facs. Dist. #22 Sierra Hills, Rfdg.	5.000		09/01/34	500	541,510
Golden St. Tob. Secur. Corp. Rev.,
Series A-1, Rfdg.	5.000		06/01/24	835	951,274
Series A-1, Rfdg.	5.000		06/01/25	360	425,578
Series A-1, Rfdg.	5.000		06/01/26	605	734,543
Series A-1, Rfdg.	5.000		06/01/27	765	948,577
Series A-1, Rfdg.	5.000		06/01/28	1,510	1,862,223
Series A-1, Rfdg.	5.000		06/01/29	1,830	2,235,674
Series A-1, Rfdg.	5.000		06/01/33	1,405	1,702,424
Inland Vlly. Dev. Agcy., Tax Alloc., Series A, Rfdg.	5.000		09/01/44	500	556,410
Irvine Unif. Sch. Dist., Spl. Tax, Series A	4.000		09/01/28	750	878,137
Jurupa Pub. Fing. Auth., Spl. Tax, Series A, Rfdg.	5.000		09/01/42	1,250	1,398,162
La Mesa-Spring Vly. Sch. Dist., GO, Election of 2002, Series B, CABS, Rfdg., NATL	0.395	(s)	08/01/23	2,000	1,977,120
La Verne,
Brethren Hillcrest Homes, COP, Rfdg. (Pre-refunded date 05/15/22)(ee)	5.000		05/15/36	1,250	1,364,487
Lincoln Pub. Fing. Auth. Spl. Assmt., Twelve Bridges Sub. Dist., Series B, Rfdg.	6.000		09/02/27	972	1,001,957
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000		11/15/35	2,655	3,585,870
Series A	5.500		11/15/30	1,375	1,843,875
Series A	5.500		11/15/32	440	606,087
Long Beach Harbor Rev., NTS, Series C	4.000		07/15/21	500	515,680
Los Angeles Calif. Dept. Arpts. Rev.,
Series A, AMT	5.000		05/15/38	2,500	2,750,575
Series A, AMT	5.250		05/15/48	1,000	1,209,020
Series B, Rfdg., AMT	5.000		05/15/31	905	1,134,436

See Notes to Financial Statements.

PGIM California Muni Income Fund	15

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
Los Angeles Calif. Dept. Arpts. Rev., (cont’d.)
Sr. Series C, AMT	5.000%		05/15/28	1,000	$1,277,250
Sub. Series C, Rfdg.	5.000		05/15/24	390	453,270
Los Angeles Cnty. Metro. Trans. Auth. Rev., Green Bond, Measure R, Jr. Sub. Sales Tax, Series A	5.000		06/01/29	1,300	1,746,251
Los Angeles Cnty. Regional Fing. Auth. Rev., Montecedro, Inc. Proj., Series A	5.000		11/15/44	1,250	1,350,400
Los Angeles Cnty. Rev., Trans., Series A	4.000		06/30/21	1,000	1,031,480
Los Angeles Dept. of Wstewtr. Sys. Rev., Green Bond, Sub. Wtr. Sys., Series A	4.000		06/01/42	1,500	1,726,605
Los Angeles Dept. of Wtr. Rev., Wtr. Sys., Series B	5.000		07/01/34	2,500	2,816,475
Los Angeles, Rev., Trans.	4.000		06/24/21	1,500	1,546,275
Metro. Wtr. Dist. of Southern Calif. Rev., Unrefunded Balance, Series A	5.750		07/01/21	180	188,478
M-S-R Energy Auth. Rev., Series A	6.500		11/01/39	1,000	1,592,180
Muni. Impvt. Corp. of Los Angeles Rev., Cap. Equipment, Series A, Rfdg.	5.000		11/01/27	1,000	1,302,650
Northern Calif. Energy Auth. Rev., Series A (Mandatory put date 07/01/24)	4.000	(cc)	07/01/49	3,750	4,187,137
Northern Calif. Transmn. Agy. Rev., Calif.- Oregon Proj., Series A, Rfdg.	5.000		05/01/39	750	896,280
Orange Cnty. Cmnty. Facs. Dist. Spl. Tax, No. 2015-1 Esencia Vlg., Series A	5.250		08/15/45	2,150	2,367,580
No. 2017-1 Esencia Vlg., Series A	5.000		08/15/47	1,500	1,690,695
Orange Cnty. Trans. Auth. Rev., Express Lane Sr. Lien 91, Rfdg.	5.000		08/15/29	1,000	1,129,220
Palomar Pomerado Healthcare Dist., COP (Pre-refunded date 11/01/20)(ee)	6.000		11/01/41	1,200	1,211,460
Pittsburg Successor Agy. Redev. Agy. Tax Alloc. Rev, Sub. Series A, Rfdg., AGM	5.000		09/01/29	1,750	2,160,025
Pittsburg Successor Agy. Redev. Agy. Tax Alloc. Rev., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	0.941	(s)	08/01/26	1,375	1,300,709
Port of Oakland Rev.,
Inter Lien, Series E, Rfdg.	5.000		11/01/26	560	704,127
Series O, Rfdg., AMT	5.000		05/01/29	1,000	1,029,080
Series O, Rfdg., AMT	5.125		05/01/30	1,000	1,029,710
Sr. Lien, Series P, Rfdg., AMT	5.000		05/01/33	1,750	1,870,785
Poway Unif. Sch. Dist. Pub. Fing. Auth., Spl. Tax, Series A, Rfdg.	5.000		09/01/35	1,000	1,133,800

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
Puerto Rico Comnwlth. Aqu. & Sew. Auth. Rev.,
Sr. Lien, Series A	5.750%		07/01/37	390	$404,680
Sr. Lien, Series A	6.000		07/01/47	325	338,754
Puerto Rico Sales Tax Fing. Corp. Rev.,
Series A-1, CABS	2.345	(s)	07/01/24	1,038	949,199
Series A-1, CABS	2.405	(s)	07/01/27	2,000	1,698,440
Rancho Cucamonga Redev. Agy. Successor Agy. Tax Alloc., Rancho Redev. Proj. Area, Rfdg., AGM	5.000		09/01/32	450	525,019
Redding Elec. Sys. Rev., RIBS,
NATL, ETM(ee)	11.985	(e)	07/01/22	545	621,752
NATL, ETM, Linked SAVRS(ee)	6.368		07/01/22	15	16,056
Riverside Cnty. Infrast. Fing. Auth. Rev., Series A, Rfdg.	4.000		11/01/37	1,270	1,430,820
Riverside Cnty. Pub. Fing. Auth. Rev., Cap. Facs. Proj.	5.250		11/01/45	1,000	1,194,630
Riverside Cnty. Trans. Comm. Rev., Sr. Lien, Series A	5.750		06/01/44	500	548,040
Roseville Spl. Tax,
WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs., Rfdg.	5.000		09/01/28	300	348,423
WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs., Rfdg.	5.000		09/01/37	500	556,405
Sacramento Area Flood Ctrl. Agy. Spl. Assmt., Series A, Rfdg.	5.000		10/01/41	1,000	1,215,760
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev.,
Series A, Rfdg.	5.000		12/01/28	700	944,076
Var.-Regl., Series B, Rfdg., NATL, 3 Month LIBOR + 0.530%	0.765	(c)	12/01/35	1,000	855,551
Sacramento Cnty. Santn. Dist. Fing. Auth. Spl. Tax, Cmnty. Facs. Dist. #2004-1, Mcclellan Park, Rfdg.	5.000		09/01/40	1,085	1,232,940
San Buenaventura Rev.,
Cmnty. Mem. Hlth. Sys.	7.500		12/01/41	500	508,635
Cmnty. Mem. Hlth. Sys.	8.000		12/01/26	500	519,545
San Diego Cmnty. College Dist., Election of 2006, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/41	1,500	1,566,090
San Diego Cnty. Regl. Arpt. Auth. Rev.,
Sr. Series B, AMT	5.000		07/01/29	1,970	2,195,841
Sr. Series B, AMT	5.000		07/01/30	650	723,677
Sr. Series B, AMT	5.000		07/01/43	2,000	2,193,400
Sub. Series B, Rfdg., AMT	5.000		07/01/28	1,000	1,267,880
Sub. Series C, Rfdg., AMT	5.000		07/01/24	625	721,650

See Notes to Financial Statements.

PGIM California Muni Income Fund	17

Schedule of Investments (continued)

as of August 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)
San Diego Cnty. Wtr. Auth. Rev.,
Green Bond, Series A, Rfdg.(hh)	5.000%		05/01/27	755	$949,722
Green Bond, Series A, Rfdg.(hh)	5.000		05/01/28	750	965,460
San Diego Pub. Facs. Fing. Auth. Rev.,
Cap. Impt. Projs., Series A	5.000		10/15/44	1,000	1,171,550
Series A, Rfdg.	5.000		08/01/28	1,000	1,329,770
San Francisco City & Cnty. Arpts. Comm. Rev.,
Second Series A, Rfdg.	5.000		05/01/27	400	492,504
Second Series A, Rfdg., AMT	5.000		05/01/31	1,050	1,121,453
Second Series A, Rfdg., AMT	5.250		05/01/33	545	605,086
Second Series C, Unrefunded, AMT	5.000		05/01/25	1,555	1,599,489
Second Series F, Rfdg., AMT	5.000		05/01/28	1,000	1,028,380
Series D, Rfdg., AMT	5.000		05/01/26	1,160	1,416,986
Spl. Facs. Lease, Rfdg., AMT	5.000		01/01/23	650	714,142
San Leandro Cmnty. Facs. Dist. No. 1, Spl. Tax Dist. No. 1	6.500		09/01/25	2,160	2,169,050
Santa Margarita Wtr. Dist. Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625		09/01/36	315	344,333
Santa Maria Joint Union H.S. Dist., Election of 2004, CABS, GO, NATL	1.245	(s)	08/01/29	1,250	1,118,962
Santa Monica Cmnty. College Dist., Election of 2002, Series A, GO, NATL	1.348	(s)	08/01/28	1,055	948,540
Southern Calif. Tob. Secur. Auth. Rev.,
San Diego Co., Asset security, Rfdg.	5.000		06/01/25	775	913,717
San Diego Co., Asset security, Rfdg.	5.000		06/01/28	335	428,529
Stockton Pub. Fing. Auth. Rev.,
Delta Wtr. Sply. Proj., Series A, Rmkt. (Pre-refunded date 10/01/23)(ee)	6.250		10/01/40	700	829,409
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000		01/01/34	1,000	1,166,290

TOTAL INVESTMENTS 100.0% (cost $181,946,706)					194,444,656
Other assets in excess of liabilities(z) 0.0%					70,367

NET ASSETS 100.0%					$194,515,023

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

See Notes to Financial Statements.

18

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

COP—Certificates of Participation

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guarantee Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

RIBS—Residual Interest Bonds

SAVRS—Select Auction Variable Rate Securities

TCRs—Transferrable Custodial Receipts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(e)	Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at August 31, 2020.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(s)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2020.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
13	20 Year U.S. Treasury Bonds	Dec. 2020	$2,284,344	$21,955

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$165,000	$—

See Notes to Financial Statements.

PGIM California Muni Income Fund	19

Schedule of Investments (continued)

as of August 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Municipal Bonds
California	$—	$191,053,583	$—
Puerto Rico	—	3,391,073	—

Total	$—	$194,444,656	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,955	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2020 were as follows (unaudited):

Transportation	21.0%
General Obligation	15.2
Special Tax/Assessment District	12.9
Healthcare	12.1
Tobacco Appropriated	7.1
Pre-pay Gas	6.1
Water & Sewer	6.0
Education	4.7
Lease Backed Certificate of Participation	4.1
Pre-Refunded	3.8

Development	2.8%
Corporate Backed IDB & PCR	2.6
Power	1.4
Solid Waste/Resource Recovery	0.2

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

20

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$21,955	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(95,344)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$21,955

For the year ended August 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$1,411,969

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM California Muni Income Fund	21

Statement of Assets and Liabilities

as of August 31, 2020

Assets

Unaffiliated investments (cost $181,946,706)	$194,444,656
Cash	19,410
Interest receivable	2,209,351
Receivable for investments sold	687,840
Deposit with broker for centrally cleared/exchange-traded derivatives	165,000
Receivable for Fund shares sold	133,696
Prepaid expenses and other assets	10,854

Total Assets	197,670,807

Liabilities
Payable for investments purchased	2,600,222
Payable for Fund shares reacquired	369,762
Accrued expenses and other liabilities	51,231
Management fee payable	42,346
Distribution fee payable	41,801
Dividends payable	32,741
Due to broker—variation margin futures	12,188
Affiliated transfer agent fee payable	3,286
Trustees’ fees payable	2,207

Total Liabilities	3,155,784

Net Assets	$194,515,023

Net assets were comprised of:
Shares of beneficial interest, at par	$181,671
Paid-in capital in excess of par	183,040,334
Total distributable earnings (loss)	11,293,018

Net assets, August 31, 2020	$194,515,023

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($124,099,315 ÷ 11,590,512 shares of beneficial interest issued and outstanding)	$10.71
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.07

Class C
Net asset value, offering price and redemption price per share,
($18,005,074 ÷ 1,681,834 shares of beneficial interest issued and outstanding)	$10.71

Class Z
Net asset value, offering price and redemption price per share, ($45,988,372 ÷ 4,294,895 shares of beneficial interest issued and outstanding)	$10.71

Class R6
Net asset value, offering price and redemption price per share, ($6,422,262 ÷ 599,899 shares of beneficial interest issued and outstanding)	$10.71

See Notes to Financial Statements.

PGIM California Muni Income Fund	23

Statement of Operations

Year Ended August 31, 2020

Net Investment Income (Loss)
Income
Interest income	$7,090,337

Expenses
Management fee	882,766
Distribution fee(a)	507,708
Transfer agent’s fees and expenses (including affiliated expense of $20,430)(a)	108,236
Registration fees(a)	65,435
Custodian and accounting fees	64,274
Legal fees and expenses	44,555
Audit fee	39,906
Shareholders’ reports	28,778
Trustees’ fees	13,997
Miscellaneous	20,064

Total expenses	1,775,719
Less: Fee waiver and/or expense reimbursement(a)	(79,382)
Custodian fee credit	(1,467)

Net expenses	1,694,870

Net investment income (loss)	5,395,467

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(529,405)
Futures transactions	(95,344)

(624,749)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,273,963)
Futures	21,955

(3,252,008)

Net gain (loss) on investment transactions	(3,876,757)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,518,710

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	305,595	2,962	199,151	—	—
Transfer agent’s fees and expenses	55,578	1,480	9,872	41,232	74
Registration fees	13,850	8,769	14,167	14,328	14,321
Fee waiver and/or expense reimbursement	(9,294)	(8,336)	(1,514)	(45,481)	(14,757)

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended August 31,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,395,467	$5,739,859
Net realized gain (loss) on investment transactions	(624,749)	(4,312)
Net change in unrealized appreciation (depreciation) on investments	(3,252,008)	7,042,192

Net increase (decrease) in net assets resulting from operations	1,518,710	12,777,739

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,376,079)	(3,644,660)
Class B	(13,932)	(63,626)
Class C	(389,594)	(611,302)
Class Z	(1,465,353)	(1,410,016)
Class R6	(143,632)	(51,223)

	(5,388,590)	(5,780,827)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	46,920,730	38,544,308
Net asset value of shares issued in reinvestment of dividends and distributions	4,907,102	5,199,779
Cost of shares reacquired	(48,771,888)	(60,916,992)

Net increase (decrease) in net assets from Fund share transactions	3,055,944	(17,172,905)

Total increase (decrease)	(813,936)	(10,175,993)

Net Assets:
Beginning of year	195,328,959	205,504,952

End of year	$194,515,023	$195,328,959

See Notes to Financial Statements.

PGIM California Muni Income Fund	25

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 6 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM California Muni Income Fund (the “Fund”) is the sole series of the Trust. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

26

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other

PGIM California Muni Income Fund	27

Notes to Financial Statements (continued)

things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

28

Floating Rate Notes Issued in Conjunction with Securities Held: The Fund invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

PGIM California Muni Income Fund	29

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective April 1, 2020, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.38% of the Fund’s average daily net assets up to and including $5 billion and 0.37% of such average daily net assets in excess of $5 billion. Prior to April 1, 2020, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to and including $1 billion and 0.45% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.45% for the year ended August 31, 2020.

Effective April 1, 2020, the Manager has contractually agreed, through December 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.39% of average daily net assets for Class Z shares and 0.38% of average daily net assets for Class R6 shares. Prior to April 1, 2020, the Manager had contractually agreed to limit

30

total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended August 31, 2020, PIMS received $89,049 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2020, PIMS received $22,931 and $5,643 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM California Muni Income Fund	31

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended August 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain
$10,575,323	$18,402,244	$—

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2020, were $157,598,150 and $156,560,829, respectively.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $25,541 of ordinary income and $5,363,049 of tax-exempt income. For the year ended August 31, 2019, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $68,911 of ordinary income and $5,711,916 of tax-exempt income.

As of August 31, 2020, the accumulated undistributed earnings on a tax basis were $575,622 of tax-exempt income (includes timing difference of $32,741 for dividends payable) and $7,112 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$181,994,678	$13,013,760	$(541,827)	$12,471,933

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of accreting market discount for book and tax purposes, securities in default and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryfoward as of August 31, 2020 of approximately $1,729,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Fund is permitted to issue an unlimited number of full and fractional shares, par value $0.01 per share, in separate series, currently designated as the PGIM California Muni Income Fund. The Trust is authorized to issue an unlimited number of shares, divided into

PGIM California Muni Income Fund	33

Notes to Financial Statements (continued)

five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of August 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	457	0.1%
Class R6	1,038	0.2%

At the reporting period end, the number of shareholding holding greater that 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	73.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2020:
Shares sold	1,786,189	$19,142,172
Shares issued in reinvestment of dividends and distributions	281,839	3,014,004
Shares reacquired	(1,926,933)	(20,475,305)

Net increase (decrease) in shares outstanding before conversion	141,095	1,680,871
Shares issued upon conversion from other share class(es)	323,773	3,458,841
Shares reacquired upon conversion into other share class(es)	(265,184)	(2,798,690)

Net increase (decrease) in shares outstanding	199,684	$2,341,022

Year ended August 31, 2019:
Shares sold	1,472,507	$15,499,040
Shares issued in reinvestment of dividends and distributions	306,121	3,216,033
Shares reacquired	(1,820,292)	(18,965,632)

Net increase (decrease) in shares outstanding before conversion	(41,664)	(250,559)
Shares issued upon conversion from other share class(es)	629,101	6,615,315
Shares reacquired upon conversion into other share class(es)	(57,194)	(602,953)

Net increase (decrease) in shares outstanding	530,243	$5,761,803

34

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares issued in reinvestment of dividends and distributions	1,193	$12,837
Shares reacquired	(18,904)	(199,867)

Net increase (decrease) in shares outstanding before conversion	(17,711)	(187,030)
Shares reacquired upon conversion into other share class(es)	(124,077)	(1,327,676)

Net increase (decrease) in shares outstanding	(141,788)	$(1,514,706)

Year ended August 31, 2019:
Shares sold	64	$656
Shares issued in reinvestment of dividends and distributions	5,285	55,326
Shares reacquired	(20,937)	(218,855)

Net increase (decrease) in shares outstanding before conversion	(15,588)	(162,873)
Shares reacquired upon conversion into other share class(es)	(133,618)	(1,408,237)

Net increase (decrease) in shares outstanding	(149,206)	$(1,571,110)

Class C
Year ended August 31, 2020:
Shares sold	202,275	$2,175,185
Shares issued in reinvestment of dividends and distributions	32,458	347,131
Shares reacquired	(366,300)	(3,858,111)

Net increase (decrease) in shares outstanding before conversion	(131,567)	(1,335,795)
Shares reacquired upon conversion into other share class(es)	(191,153)	(2,040,466)

Net increase (decrease) in shares outstanding	(322,720)	$(3,376,261)

Year ended August 31, 2019:
Shares sold	239,758	$2,539,817
Shares issued in reinvestment of dividends and distributions	51,118	535,532
Shares reacquired	(626,530)	(6,538,755)

Net increase (decrease) in shares outstanding before conversion	(335,654)	(3,463,406)
Shares reacquired upon conversion into other share class(es)	(499,555)	(5,245,169)

Net increase (decrease) in shares outstanding	(835,209)	$(8,708,575)

Class Z
Year ended August 31, 2020:
Shares sold	1,968,361	$21,193,889
Shares issued in reinvestment of dividends and distributions	129,966	1,390,021
Shares reacquired	(2,182,695)	(23,018,110)

Net increase (decrease) in shares outstanding before conversion	(84,368)	(434,200)
Shares issued upon conversion from other share class(es)	261,885	2,762,718
Shares reacquired upon conversion into other share class(es)	(12,446)	(133,558)

Net increase (decrease) in shares outstanding	165,071	$2,194,960

Year ended August 31, 2019:
Shares sold	1,707,363	$17,943,923
Shares issued in reinvestment of dividends and distributions	127,729	1,341,273
Shares reacquired	(3,382,101)	(35,058,222)

Net increase (decrease) in shares outstanding before conversion	(1,547,009)	(15,773,026)
Shares issued upon conversion from other share class(es)	97,818	1,024,350
Shares reacquired upon conversion into other share class(es)	(38,527)	(404,490)

Net increase (decrease) in shares outstanding	(1,487,718)	$(15,153,166)

PGIM California Muni Income Fund	35

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended August 31, 2020:
Shares sold	413,139	$4,409,484
Shares issued in reinvestment of dividends and distributions	13,414	143,109
Shares reacquired	(115,337)	(1,220,495)

Net increase (decrease) in shares outstanding before conversion	311,216	3,332,098
Shares issued upon conversion from other share class(es)	7,252	78,831

Net increase (decrease) in shares outstanding	318,468	$3,410,929

Year ended August 31, 2019:
Shares sold	243,508	$2,560,872
Shares issued in reinvestment of dividends and distributions	4,868	51,615
Shares reacquired	(12,948)	(135,528)

Net increase (decrease) in shares outstanding before conversion	235,428	2,476,959
Shares issued upon conversion from other share class(es)	1,991	21,184

Net increase (decrease) in shares outstanding	237,419	$2,498,143

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

36

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2020.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

California Municipal Bonds Risk: Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and

PGIM California Muni Income Fund	37

Notes to Financial Statements (continued)

therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks

38

associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

PGIM California Muni Income Fund	39

Financial Highlights

Class A Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.88	$10.46	$10.73	$11.13	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.35	0.36	0.39
Net realized and unrealized gain (loss) on investment transactions	(0.18)	0.42	(0.26)	(0.40)	0.38
Total from investment operations	0.12	0.76	0.09	(0.04)	0.77
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.34)	(0.36)	(0.36)	(0.38)
Net asset value, end of year	$10.71	$10.88	$10.46	$10.73	$11.13
Total Return(b):	1.17%	7.42%	0.88%	(0.29)%	7.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$124,099	$123,965	$113,565	$118,662	$134,563
Average net assets (000)	$122,238	$112,768	$116,599	$121,336	$130,998
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.86%	0.93%	0.90%	0.93%	0.92%
Expenses before waivers and/or expense reimbursement	0.87%	0.93%	0.90%	0.93%	0.92%
Net investment income (loss)	2.77%	3.21%	3.32%	3.40%	3.56%
Portfolio turnover rate(d)(e)	81%	61%	37%	44%	22%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.88	$10.46	$10.73	$11.14	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.25	0.27	0.28	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.17)	0.43	(0.26)	(0.41)	0.39
Total from investment operations	0.04	0.68	0.01	(0.13)	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.28)	(0.28)	(0.30)
Net asset value, end of year	$10.71	$10.88	$10.46	$10.73	$11.14
Total Return(b):	0.36%	6.57%	0.08%	(1.11)%	6.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,005	$21,812	$29,692	$32,950	$41,694
Average net assets (000)	$19,915	$24,847	$31,344	$35,933	$35,029
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.67%	1.72%	1.69%	1.68%	1.67%
Expenses before waivers and/or expense reimbursement	1.68%	1.72%	1.69%	1.68%	1.67%
Net investment income (loss)	1.96%	2.43%	2.53%	2.64%	2.80%
Portfolio turnover rate(d)(e)	81%	61%	37%	44%	22%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM California Muni Income Fund	41

Financial Highlights  (continued)

Class Z Shares
	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.88	$10.46	$10.73	$11.14	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.36	0.37	0.39	0.42
Net realized and unrealized gain (loss) on investment transactions	(0.18)	0.42	(0.26)	(0.41)	0.38
Total from investment operations	0.15	0.78	0.11	(0.02)	0.80
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.36)	(0.38)	(0.39)	(0.41)
Net asset value, end of year	$10.71	$10.88	$10.46	$10.73	$11.14
Total Return(b):	1.46%	7.62%	1.10%	(0.10)%	7.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,988	$44,946	$58,745	$51,347	$63,055
Average net assets (000)	$48,099	$41,235	$55,647	$48,061	$56,172
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.73%	0.69%	0.68%	0.67%
Expenses before waivers and/or expense reimbursement	0.68%	0.73%	0.69%	0.68%	0.67%
Net investment income (loss)	3.05%	3.40%	3.54%	3.64%	3.81%
Portfolio turnover rate(d)(e)	81%	61%	37%	44%	22%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended August 31,		October 26, 2017(a) through August 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.88	$10.46	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.36	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.17)	0.43	(0.13)
Total from investment operations	0.15	0.79	0.18
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.37)	(0.36)
Net asset value, end of period	$10.71	$10.88	$10.46
Total Return(c):	1.46%	7.70%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,422	$3,063	$460
Average net assets (000)	$4,756	$1,526	$120
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.54%	0.70%	0.69	%(d)
Expenses before waivers and/or expense reimbursement	0.85%	1.16%	28.64	%(d)
Net investment income (loss)	3.03%	3.36%	3.59	%(d)
Portfolio turnover rate(e)(f)	81%	61%	37%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM California Muni Income Fund	43

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM California Muni Income Fund and Board of Trustees

Prudential Investment Portfolios 6:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM California Muni Income Fund, a series of Prudential Investment Portfolios 6, (the Fund), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2020

44

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM California Muni Income Fund	45

Tax Information (unaudited)

During the fiscal year ended August 31, 2020, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.29	$0.18	$0.21	$0.32	$0.32

In January 2021, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2020.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM California Muni Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM California Muni Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM California Muni Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM California Muni Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM California Muni Income Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

1	PGIM California Muni Income Fund is the sole outstanding series of Prudential Investment Portfolios 6.

PGIM California Muni Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM California Muni Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any

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subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered that PGIM Investments recently introduced enhancements to the Fund effective on or about April 1, 2020, including updates to the Fund’s performance benchmark and peer group category, as well as reductions in management and subadvisory fees. The Board noted that PGIM Investments expects relative returns to improve following such strategy enhancements.

•

The Board considered that the Fund had outperformed its Peer Group for the fourth quarter of 2019 and that, as of March 31, 2020, the Fund had outperformed its Peer Group over the year-to-date, one-year and three-year periods.

•

The Board and PGIM Investments contractually agreed to a cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.39% for Class Z shares and 0.38% for Class R6 shares, through December 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor Fund performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM California Muni Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM California Muni Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CALIFORNIA MUNI INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PBCAX	PCICX	PCIZX	PCIQX
CUSIP	74440X100	74440X308	74440X407	74440X605

MF146E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,550 and $39,554 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended August 31, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. In addition, for the fiscal year ended August 31, 2020, fees of $848 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition. For the fiscal year ended August 31, 2019, there are no fees to report.

(c) Tax Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(d) All Other Fees

For the fiscal years ended August 31, 2020 and August 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended August 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended August 31, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2020 and August 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 15, 2020